UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 28, 2008

FUND.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	333-121764	30-0284778
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Broadway, 4th Floor
New York, New York 10013
(Address of Principal Executive Offices)

(212)  625-3591
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Fund.com Inc. (the “Company”) makes this amendment to its Form 8-K dated March 10, 2008 to report the following information related to the Company’s change in independent registered public accountants.

(a)              On March 4, 2008, on the recommendation of the Audit Committee, the Board of Directors of the Company dismissed Gately & Associates, LLC as the Company’s independent registered public accountants for any reporting period subsequent to December 31, 2007. The Company has continued the engagement of Gately & Associates, LLC as our independent registered public accountants for the reporting period ending December 31, 2007.

Gately & Associates, LLC reports on the financial statements for the preceding two years did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles.  There were no disagreements with Gately & Associates, LLC on matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements or reportable events would require specific disclosure as required by Item 304(a)(1)(iv) of Regulation S-B.

We have provided Gately & Associates with a copy of the Form 8-K and the above disclosures and have requested Gately & Associates furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the disclosures above and in Form 8-K.

(b)              On March 4, 2008, on the recommendation of the Audit Committee, the Board of Directors approved the engagement of Jewett, Schwartz, Wolfe & Associates to be the Company’s independent registered public accountants going forward.  We did not consult Jewett, Schwartz, Wolfe & Associates regarding the filing of Form 10-KSB for the period ending December 31, 2007, nor regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written or oral advice was provided by Jewett, Schwartz, Wolfe & Associates that was a factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issues.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter dated March 28, 2008 from Gately & Associates, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUND.COM INC.

Date:              March 28, 2008                                                                                            By: /s/ Raymond Lang
Name: Raymond Lang
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter dated March 28, 2008 from Gately & Associates, LLC